UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2009
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33607
(Commission file number)
76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340,
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 8.01.	Other Events.
On October 21, 2009, GulfMark Offshore, Inc., a Delaware corporation (the “Company”), issued a press release announcing a proposed reorganization of the Company. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by the Company dated October 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc. Registrant
By:	/s/ Quintin V. Kneen
Quintin V. Kneen
Executive Vice President & Chief Financial Officer

Date: October 21, 2009

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by the Company dated October 21, 2009